UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2024
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.
On February 28, 2024, LanzaTech Global, Inc. (Nasdaq: LNZA), issued a press release announcing its financial results for the fiscal year ended December 31, 2023.
In connection with issuing the press release, LanzaTech Global, Inc. will host a conference call on Wednesday February 28, 2023 to discuss its financial results for its fiscal year ended December 31, 2023. In connection therewith, LanzaTech Global, Inc. is providing an earnings presentation to stockholders, analysts, and any other parties participating on the call. Copies of the Company’s press release and earnings presentation are attached as Exhibits 99.1 and 99.2 to this Form 8-K and incorporated herein by reference.
The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of certain Officers; Compensatory Arrangement of Certain Officers.
Appointment of Aura Cuellar as President
On February 27, 2024, the Company appointed Aura Cuellar to serve as the Company’s President, effective March 1, 2024. Ms. Cuellar has served as the Company’s Executive Vice President of Growth and Strategic Projects since May 2023. Prior to joining LanzaTech, Ms. Cuellar served as Vice President of Energy Transition for Shell plc in the United States from July 2021 to April 2023. During her 24-year tenure at Shell, Ms. Cuellar held various senior executive global roles including Head of Projects and Turnarounds in The Netherlands from July 2016 to December 2019. Ms. Cuellar’s compensation arrangement has not been modified in connection with her appointment as President at this time.
There are no arrangements or understandings between Ms. Cuellar and any other persons pursuant to which she was appointed as the President of the Company. There are no family relationships between Ms. Cuellar and the executive officers or directors of the Company, and no transactions involving the Company and Ms. Cuellar that would be required to be reported pursuant to Item 404(a) of Regulation S-K.
Departure of Carl Wolf as Chief Operating Officer
On February 27, 2024, the Company and Carl Wolf agreed that Mr. Wolf would step down from his position as Chief Operating Officer of the Company in April 2024. In connection with Mr. Wolf’s departure from the Company, he will be entitled to severance pursuant to his Executive Employment Agreement as if he was terminated without cause.
Forward-looking Statements
This Current Report on Form 8-K includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of LanzaTech. These statements are based on the beliefs and assumptions of LanzaTech’s management. Although LanzaTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, LanzaTech cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, LanzaTech’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside LanzaTech’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. LanzaTech may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022 filed by LanzaTech with the SEC, and in future SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2023 to be filed by LanzaTech with the SEC on or before February 29, 2024. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can LanzaTech assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to LanzaTech or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. LanzaTech undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press Release dated February 28, 2024
99.2	LanzaTech Fiscal Year 2023 Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 28, 2024

LANZATECH GLOBAL, INC.

By:	/s/ Joseph Blasko
Name:	Joseph Blasko
Title:	General Counsel and Corporate Secretary
4